SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 14, 2005


                              GRILL CONCEPTS, INC.
               (Exact name of registrant as specified in Charter)


           Delaware                 0-23226               13-3319172
------------------------------    -----------         -------------------
 (State or other jurisdiction     (Commission           (IRS Employer
of incorporation or organization)   File No.)         Identification No.)


                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  310-820-5559
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing
Rule or Standard; Transfer of Listing.

On April 14, 2005, Grill Concepts, Inc. received a notification letter from the NASDAQ Stock Market that the company is not in compliance with conditions for the continued listing of the company's common stock on NASDAQ under NASD Marketplace Rule 4310(c)(14) because the company has not filed its Annual Report on Form 10-K for the period ended December 26, 2004. As previously announced, the company has delayed the filing of its Form 10-K while it resolves certain lease accounting issues

Pursuant to the notification letter, Nasdaq advised that the company's common stock will be delisted at the opening of business on April 25, 2005 unless the company requests a hearing in accordance with the Marketplace Rule 4800 Series. As a result of the delinquency in filing the Form 10-K, the fifth character "E" will be appended to the company's trading symbol until the company comes into compliance with the Nasdaq rules. Accordingly, the trading symbol for the company's common stock changed from GRIL to GRILE at the opening of business on April 18, 2005.

The company is working diligently to complete and file its Form 10-K before the delisting date and come into compliance with Nasdaq Rules. In the event it is unable to file its Form 10-K before the delisting date, the company intends to request a hearing before a NASDAQ panel regarding its compliance with the listing standards. The time and place of such hearing will be determined by the panel. Requesting a hearing will stay the delisting of the company's common stock pending the panel's decision.

On April 18, 2005, the company issued a press release announcing the receipt of the notice from NASDAQ and its intention to request a hearing to appeal the delisting of the company's common stock should the company be unable to file its Form 10-K before the delisting date. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

          (c)  Exhibits

               99.1 Press  release,  dated  April  18,  2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GRILL CONCEPTS, INC.

Dated:  April 19, 2005

                        By: /s/ Philip Gay
                            Philip Gay
                            Executive Vice President and
                            Chief Financial Officer

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